UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6500
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Comerica held its 2023 Annual Meeting of Shareholders on April 25, 2023.  Matters voted upon by shareholders at that meeting were:

(i)	the election of thirteen directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023;
(iii)	the approval of a non-binding, advisory proposal approving executive compensation; and
(iv)	a non-binding, advisory proposal regarding the frequency that shareholders are to be presented with advisory proposals approving executive compensation (every one, two or three years).
The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2024. The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Nancy Avila	101,036,618	386,987	293,557	13,848,812
Michael E. Collins	100,648,981	731,025	337,156	13,848,812
Roger A. Cregg	97,401,537	984,204	3,331,421	13,848,812
Curtis C. Farmer	96,287,686	518,615	4,910,862	13,848,812
Jacqueline P. Kane	90,474,600	959,981	10,282,581	13,848,812
Derek J. Kerr	101,109,722	375,949	231,492	13,848,812
Richard G. Lindner	97,731,316	1,077,402	2,908,444	13,848,812
Jennifer H. Sampson	101,085,842	402,781	228,539	13,848,812
Barbara R. Smith	99,959,222	698,664	1,059,277	13,848,812
Robert S. Taubman	98,328,719	470,139	2,918,305	13,848,812
Reginald M. Turner, Jr.	98,651,308	798,870	2,266,985	13,848,812
Nina G. Vaca	98,057,489	765,590	2,894,083	13,848,812
Michael G. Van de Ven	100,035,707	699,909	981,547	13,848,812

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
112,644,094	2,818,124	103,756	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
94,692,909	6,797,921	226,333	13,848,812

Proposal 4

For the non-binding, advisory proposal regarding the frequency that shareholders are to be presented with advisory proposals approving executive compensation (every one, two or three years), the frequency of one year received the highest number of votes cast by shareholders. The results were as follows:

One Year	Two Years	Three Years	Abstained	Broker Non-Vote
98,864,423	173,520	2,545,770	133,449	13,848,812

Accordingly, in light of this result and consistent with Comerica’s recommendation, the Board has determined that Comerica will hold an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits
104     The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President - Chief Legal Officer

Date: April 28, 2023